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                                                              Exhibit 99.B(a)(7)

                              ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

                         EFFECTIVE DATE:   August 14, 2004
                                         -------------------

     ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST:     The Corporation desires to, and does hereby, amend its charter
(the "Charter") as currently in effect.

     SECOND:    The following Series is hereby dissolved: ING Bond Fund.

     THIRD:     The Sixth provision of the Charter is hereby deleted and
replaced in its entirety by the following:

     SIXTH: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,800,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

                                               NAME OF CLASS        NUMBER OF
      NAME OF SERIES                             OF SERIES      SHARES ALLOCATED
      --------------                           -------------    ----------------
ING Aeltus Money Market Fund                      Class I        1,000,000,000
                                                  Class A        1,000,000,000
                                                  Class B        1,000,000,000
                                                  Class C        1,000,000,000
                                                  Class O        1,000,000,000

ING Balanced Fund                                 Class I          100,000,000
                                                  Class A          100,000,000
                                                  Class B          100,000,000
                                                  Class C          100,000,000

                                               NAME OF CLASS        NUMBER OF
      NAME OF SERIES                             OF SERIES      SHARES ALLOCATED
      --------------                           -------------    ----------------
                                                  Class O         100,000,000

ING Equity Income Fund                            Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING International Growth Fund                     Class I         200,000,000
                                                  Class A         200,000,000
                                                  Class B         200,000,000
                                                  Class C         200,000,000
                                                  Class O         200,000,000

ING Government Fund                               Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Small Company Fund                            Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000

                                               NAME OF CLASS        NUMBER OF
      NAME OF SERIES                             OF SERIES      SHARES ALLOCATED
      --------------                           -------------    ----------------
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Growth Fund                                   Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Strategic Allocation Growth Fund              Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Strategic Allocation Balanced Fund            Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Strategic Allocation Income Fund              Class I         100,000,000
                                                  Class A         100,000,000

                                               NAME OF CLASS        NUMBER OF
      NAME OF SERIES                             OF SERIES      SHARES ALLOCATED
      --------------                           -------------    ----------------
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Index Plus LargeCap Fund                      Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000
                                                  Class R         100,000,000

ING Index Plus MidCap Fund                        Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000
                                                  Class R         100,000,000

ING Index Plus SmallCap Fund                      Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000

                                               NAME OF CLASS        NUMBER OF
      NAME OF SERIES                             OF SERIES      SHARES ALLOCATED
      --------------                           -------------    ----------------
                                                  Class C         100,000,000
                                                  Class O         100,000,000
                                                  Class R         100,000,000

ING Value Opportunity Fund                        Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Global Science and Technology Fund            Class I         100,000,000
                                                  Class A         100,000,000
                                                  Class B         100,000,000
                                                  Class C         100,000,000
                                                  Class O         100,000,000

ING Classic Principal Protection Fund I           Class A         100,000,000
                                                  Class B         100,000,000

ING Classic Principal Protection Fund II          Class A         100,000,000
                                                  Class B         100,000,000

ING Classic Principal Protection Fund III         Class A         100,000,000

                                               NAME OF CLASS        NUMBER OF
      NAME OF SERIES                             OF SERIES      SHARES ALLOCATED
      --------------                           -------------    ----------------
                                                  Class B           100,000,000

ING Classic Principal Protection Fund IV          Class A           100,000,000
                                                  Class B           100,000,000

ING Index Plus Protection Fund                    Class A           100,000,000
                                                  Class B           100,000,000

Brokerage Cash Reserves                                           1,000,000,000

     FOURTH:    The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     FIFTH:     The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

     SIXTH:     The undersigned Executive Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information, and belief that the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on this 3rd day of November, 2004.


WITNESS:                                   ING Series Fund, Inc.


/s/ Theresa K. Kelety                      /s/  Michael J. Koland
-------------------------                  ----------------------------
Name: Theresa K. Kelety                    Name : Michael J. Koland
Title: Secretary                           Title: Executive Vice President and
                                                  Chief Financial Officer